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                            THE ANALYTIC SERIES FUND
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1996

    The address of the Fund and the Adviser is now 700 South Flower Street, Suite 2400, Los Angeles, California 90017. The Fund can also be reached by telephone at (800) 374-2633 or (213) 688-3015, and by fax at (213) 688-8856.

    For the year ending December 31, 1997, the Adviser has voluntarily agreed to reimburse expenses, including advisory fees (but excluding interest, taxes and extraordinary expenses), that exceed 0.60% and 1.00% of average daily net assets for the Short-Term Government and Enhanced Equity Portfolios, respectively.

SHORT-TERM GOVERNMENT AND MASTER FIXED INCOME PORTFOLIOS

    Scott Barker, Greg McMurran and Bob Bannon are the portfolio managers for the Short Term Government and Master Fixed Income Portfolios. Mr. Barker has been a member of the portfolio management and research team for the Adviser since August 1995. He was named portfolio manager of the above portfolios in November 1996. He concurrently serves as a research analyst with Analysis Group since October 1993. Previously, he was with Xontech for six years as a scientific analyst. Mr. McMurran is a director and portfolio manager with the Adviser. He initially joined the firm in October of 1976. Mr. Bannon is a managing director with the Adviser specializing in the fixed income area. He initially joined the firm in January 1996 when TSA Capital Management was merged with the Adviser. He was formerly a managing director with TSA initially joining the firm in April 1995. Previously, he was a senior bond strategist with IDEA for four years. They are subject to the supervision of the Adviser's investment management committee.

ENHANCED EQUITY PORTFOLIO

    To manage the Enhanced Equity Portfolio, the Adviser is currently using a proprietary model for investment in domestic common stocks, based on work pioneered by Professor Robert A Haugen. As a result, the Adviser currently intends to invest primarily in such stocks. See the Statement of Additional Information for further information regarding the application of this model.

    Dennis M. Bein, Harindra de Silva and Charles L. Dobson are the portfolio managers for the Enhanced Equity Portfolio. Mr. Bein has been a member of the portfolio manager and research team for the Adviser since August of 1995. He concurrently serves as a senior associate for Analysis Group, Inc. Mr. de Silva serves as a managing director of the Adviser which he initially joined in May of 1995. He concurrently serves as a principal of Analysis Group which he initially joined in March 1986. Mr. Dobson is the Executive Vice President of the Fund and Analytic Optioned Equity Fund and has been a portfolio manager of the Adviser since 1978. They are subject to the supervision of the Adviser's investment management committee.

    The date of this Supplement is February 20, 1997.

                            THE ANALYTIC SERIES FUND
                     SUPPLEMENT TO STATEMENT OF ADDITIONAL
                         INFORMATION DATED MAY 1, 1996

    The address of the Fund and the Adviser is now 700 South Flower Street, Suite 2400, Los Angeles, California 90017. The Fund can also be reached by telephone at (800) 374-2633 or (213) 688-3015, and by fax at (213) 688-8856.

INVESTMENT STRATEGY OF ENHANCED EQUITY PORTFOLIO

    To manage the Enhanced Equity Fund, the Adviser is now using a proprietary model with more than 50 factors based on work pioneered by Professor Robert A. Haugen. Using this model, the Adviser constructs a portfolio of stocks that it believes has the following attractive characteristics: high return on equity and earnings growth; high cash flow to price ratio and earnings to price ratio; positive price
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momentum over the last six to twelve months; low "beta" and return volatility;
and high trading volume and low bid/ask price spreads.

    Such a portfolio of stocks cannot be constructed by simply "screening" an equity data base for individual issues each of which meets all of the desired characteristics. For example, companies with high profitability generally do not have low valuations. The Adviser believes that the statistical modeling process developed by Professor Haugen enables it to assemble a portfolio of securities that in the aggregate has the desired characteristics (a portfolio with an overall profile that Professor Haugen has called the profile of a "super stock").

    The Adviser believes that this approach, which has been discussed in leading academic journals, has significant ability to identify portfolios of attractive stocks. [In its view, use of such multiple factors in portfolio analysis ensures that the expected return from holding each stock in a portfolio is based on a systematic evaluation of its characteristics in all five general categories listed above.] The Adviser believes that its disciplined multi-factor approach will result in more consistent value added over a market cycle than traditional strategies which focus on single style or factor (e.g. value, growth, small cap, or earnings momentum). However, because there are risks inherent in all securities investments, there is no assurance that the Enhanced Equity Portfolio's investment objective will be achieved.

IMPLEMENTATION OF ENHANCED EQUITY PORTFOLIO STRATEGY

    Using factors each of the five categories described above, the Adviser determines the relative attractiveness (expected return) of each security from a universe of approximately 1,100 of the largest publicly traded domestic equity securities. Once these relative expected returns are calculated, a portfolio is constructed from the entire universe with the following constraints and objectives:

        Targeted Return -- Expected portfolio return is typically targeted as a 3% higher than the annual return on the stocks comprising the Standard & Poor's 500 Stock Price Index (the "S&P 500").

        Industry Weightings -- Typically, industry sector weightings are constrained to closely match those of the S&P 500, deviating no more than 1% above or below the S&P 500 weightings.

        Size -- Average market capitalization is typically targeted to be greater than $15 billion.

        Growth -- Using specific accounting-related variables, such as return on equity, the portfolio is constrained to have higher earnings growth than the average growth of securities in the universe.

        Value -- Using specific accounting-related variables, such as the ration of cash flow to price, the portfolio is constrained to be of higher value than securities in the universe (i.e., it cash flow and earnings are priced relatively cheaply by the market).

        Maximum Issue Weighting -- The market value of the stock of any issuer, when added to the portfolio, is constrained to be no greater than 3% of the aggregate market value of the portfolio. The weighting of the stock of an issuer may increase due to the relative performance of the stock during there period in which it is held, but under no circumstances will the weighting of any stock exceed 5% of the aggregate market value of the portfolio.

        Liquidity -- The size of the Portfolio's position in each security is evaluated relative to the total outstanding shares of the issuer, the market "float" and the trading volume to ensure that all positions remain liquid and that the Adviser's periodic rebalancing of the portfolio does not significantly impact the price of the security.

        Number of Stocks -- The number of stocks held by the Portfolio will typically range between 60 and 90.

    The Adviser seeks to control overall portfolio risk by using a mathematical model designed to minimize portfolio risk relative to that of the overall stock market. The Adviser uses an [optimizer] to ensure that it accurately takes into account the relationship among industries, sectors, and individual securities in order to capture maximum diversification benefits given its expected return target.
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    The Adviser monitors the stocks held by the Portfolio on a real-time basis using its proprietary portfolio management system. All holdings are monitored for new developments in terms of news events (such as lawsuits or takeover bids) as well as significant changes in fundamental factors. Expected returns are updated monthly and are used to reoptimize the portfolio. The Adviser enters into portfolio trades only when it believes the incremental return more than exceeds the associated transaction costs. The targeted annual portfolio turnover ranges from 100-120%.

    The date of this Supplement is February 20, 1997.